Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 8 - Income Taxes

Loss from operations before provision (benefit) for income taxes and associated tax provision (benefit) are summarized in the following table:

	Years ended December 31,
Net Loss	2023		2022
Domestic		$(2,384,802)		$(1,430,872)
Foreign		-		-
		$(2,384,802)		$(1,430,872)

Current
Federal		$-		$-
State
Foreign		-		-
Total Current	$		$

Deferred
Federal		$(590,371)		$(270,482)
State		(112,452)		(51,521)
Foreign		-		-
Total Deferred		(702,823)		(322,003)
Less Increase in Allowance		702,823		322,003
Net Deferred		$-		$-

Total Income Tax Provision	$		$

The significant components of the deferred tax assets and liabilities are summarized below:

	Years ended December 31,
	2023	2022
Deferred Tax Assets (Liabilities):
Net Operating Loss Carry-Forwards	$4,273,846	$3,677,645
Depreciable and Amortizable Assets	(20,520)	(20,520)
Stock Based Compensation	118,228	67,477
Beneficial Conversion Feature	609,101	556,265
Loss Reserve	457	457
Accrued Compensation	37,326	35,146
Other	32,364	31,509
Total	5,050,802	4,347,979
Less Valuation Allowance	(5,050,802)	(4,347,979)
Net Deferred Tax Assets (Liabilities)	$-	$-

At December 31, 2023 and 2022, the Company has available net operating loss carry-forwards for federal and state income tax purposes of approximately $15.2 million and $12.8 million, respectively. Of the federal net operating loss carryforward, $9.5 million, if not utilized earlier, expires through 2039 and $3.3 million will carry-forward indefinitely. The state net operating loss carryforwards expire through 2042, if not utilized earlier. Due to the uncertainty as to the Company’s ability to generate sufficient taxable income in the future and utilize the net operating loss carry-forwards before they expire, the Company has recorded a valuation allowance to fully offset the net operating loss carry-forwards, as well as the total net deferred tax assets.

Internal Revenue Code Section 382 (“Section 382”) imposes limitations on the availability of a company’s net operating losses and other corporate tax attributes as certain significant ownership changes occur. As a result of the historical equity instrument issuances by the Company, a Section 382 ownership change may have occurred and a study will be required to determine the date of the ownership change, if any. The amount of the Company’s net operating losses and other tax attributes incurred prior to any ownership change may be limited based on the Company’s value. A full valuation allowance has been established for the Company’s deferred tax assets, including net operating losses and any other corporate tax attributes.

During the years ended December 31, 2023 and 2022, the Company had no unrecognized uncertain tax positions. The Company’s policy is to recognize interest accrued and penalties related to unrecognized uncertain tax positions in tax expense.

The Company files income tax returns in the U.S. federal jurisdiction, as well as the states of California, Florida, Illinois and New York. The tax years 2019-2023 generally remain open to examination by the U.S. federal and state taxing authorities.

A reconciliation of the income tax provision using the statutory U.S. income tax rate compared with the actual income tax provision reported on the consolidated statements of operations is summarized in the following table:

	Years ended December 31,
	2023	2022
Statutory United States federal rate	21.00%	21.00%
State income tax, net of federal benefit	4.00	4.00
Change in valuation allowance	(29.47)	(22.50)
Stock based compensation	2.13	1.08
Permanent differences	0.04	0.11
Other	2.31	(3.69)
Effective tax rate benefit (provision)	-%	-%